   MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                        AMOUNT OF     % OF    % OF
                PURCHASE/             OFFERING           TOTAL           SHARES     OFFERING  FUNDS
   SECURITY       TRADE     SIZE OF   PRICE OF         AMOUNT OF        PURCHASED  PURCHASED  TOTAL                       PURCHASED
  PURCHASED        DATE    OFFERING    SHARES          OFFERING          BY FUND    BY FUND   ASSETS        BROKERS          FROM
--------------  ---------  --------  ----------  --------------------  ----------  ---------  ------  -----------------  -----------

IBM Corp.        10/09/08     --     $   98.630  $   1,600,000,000.00     300,000    0.03%     0.06%  Banc of America      Deutsche
7.625% due                                                                                            Securities LLC,        Bank
10/15/2018                                                                                            Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      BNP PARIBAS,
                                                                                                      HSBC, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                      Mizuho
                                                                                                      Securities Inc.,
                                                                                                      Morgan Stanley,
                                                                                                      USB Investment
                                                                                                      Bank

IBM Corp.        10/09/08     --     $98.891000  $   1,000,000,000.00     300,000    0.03%     0.05%  Banc of America      Barclays
8.000% due                                                                                            Securities LLC,      Capital
10/15/2038                                                                                            Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      BNP PARIBAS,
                                                                                                      HSBC, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                      Mizuho
                                                                                                      Securities Inc.,
                                                                                                      Morgan Stanley,
                                                                                                      USB Investment
                                                                                                      Bank

Time Warner      11/13/08     --     $   98.465  $   1,250,000,000.00     575,000    0.04%     0.11%  Citi, Deutsche      Citigroup
Cable Inc.                                                                                            Bank Securities,
Note 8.750%                                                                                           Mizuho
due 2/14/2019                                                                                         Securities USA
                                                                                                      Inc., Goldman,

                                                                                                      Sachs & Co.,
                                                                                                      Banc of America
                                                                                                      Securities LLC,
                                                                                                      Daiwa Securities
                                                                                                      America Inc.,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Barclays
                                                                                                      Capital, Fortis
                                                                                                      Securities LLC,
                                                                                                      Morgan Stanley,
                                                                                                      Wachovia
                                                                                                      Securities, BNP
                                                                                                      PARIBAS, RBS
                                                                                                      Greenwich
                                                                                                      Capital, UBS
                                                                                                      Investment Bank,
                                                                                                      Utendahl Capital
                                                                                                      Group, LLC, Loop
                                                                                                      Capital Markets,
                                                                                                      LLC

Procter &        12/15/08     --     $   99.978  $   2,000,000,000.00     250,000    0.02$     0.11%  Citi, Goldman,       Goldman
Gamble Co.                                                                                            Sachs & Co.,          Sachs
Note 4.600%                                                                                           Morgan Stanley,
due 01/15/2014                                                                                        Deutsche Bank
                                                                                                      Securities,
                                                                                                      Merrill Lynch &
                                                                                                      Co., HSBC, J.P.
                                                                                                      Morgan, RBS
                                                                                                      Greenwich
                                                                                                      Capital, Banc of
                                                                                                      America
                                                                                                      Securities LLC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.

Wal-Mart Inc.    01/15/09     --     $   99.561  $     500,000,000.00   2,565,000    0.51%     0.22%  Banc of America      Barclays
4.125% due                                                                                            Securities LLC,      Capital
2/1/2019                                                                                              Barclays
                                                                                                      Capital,
                                                                                                      Deutsche Bank
                                                                                                      Securities, J.P.
                                                                                                      Morgan, Banca
                                                                                                      IMI, BNP
                                                                                                      PARIBAS,
                                                                                                      CastleOak
                                                                                                      Securities,
                                                                                                      L.P., Credit
                                                                                                      Suisse, Goldman,
                                                                                                      Sachs & Co.,
                                                                                                      Loop Capital
                                                                                                      Markets, LLC,
                                                                                                      Mizuho
                                                                                                      Securities USA
                                                                                                      Inc., RBS
                                                                                                      Greenwich
                                                                                                      Capital, Scotia
                                                                                                      Capital, TD
                                                                                                      Securities, U.S.
                                                                                                      Bancorp
                                                                                                      Investments,
                                                                                                      Inc., BBVA
                                                                                                      Securities,
                                                                                                      Cabrera Capital
                                                                                                      Markets, LLC,
                                                                                                      Citi, Dresdner
                                                                                                      Kleinwort, HSBC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Morgan Stanley,
                                                                                                      Santander
                                                                                                      Investment,
                                                                                                      Standard
                                                                                                      Chartered Bank,
                                                                                                      UBS Investment
                                                                                                      Bank, Wachovia
                                                                                                      Securities

ConocoPhillips   01/29/09     --     $   99.326  $   2,250,000,000.00     680,000    0.03%     0.06%  Banc of America      Banc of
5.750% due                                                                                            Securities LLC,      America
2/1/2019                                                                                              Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Citi,
                                                                                                      Deutsche Bank

                                                                                                      Securities, RBS
                                                                                                      Greenwich
                                                                                                      Capital, SOCIETE
                                                                                                      GENERALE,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, DnB
                                                                                                      NOR Markets

Walgreen Co.     01/08/09     --     $   99.477  $      1,000,000,000   1,430,000    0.14%     0.13%  Banc of America      Banc of
Note 5.250%                                                                                           Securities LLC,      America
due 1/15/2019                                                                                         Goldman, Sachs &
                                                                                                      Co., J.P.
                                                                                                      Morgan, Morgan
                                                                                                      Stanley, Loop
                                                                                                      Capital Markets,
                                                                                                      LLC, Wells Fargo
                                                                                                      Securities

Amgen Inc.       01/13/09     --     $   99.777  $      1,000,000,000     520,000    0.05%     0.05%  Goldman, Sachs &     Merrill
5.700% due                                                                                            Co., Merrill          Lynch
2/1/2019                                                                                              Lynch & Co.,
                                                                                                      Morgan Stanley,
                                                                                                      Barclays
                                                                                                      Capital, Citi,
                                                                                                      Credit Suisse,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Mitsubishi UFH
                                                                                                      Securities, UBS
                                                                                                      Investment Bank,
                                                                                                      Daiwa Securities
                                                                                                      America Inc.,
                                                                                                      RBS Greenwich
                                                                                                      Capital

Emerson          01/15/09     --     $   99.619  $     500,000,000.00   1,230,000    0.24%     0.11%  Banc of America      JPMorgan
Electric Co.                                                                                          Securities LLC,
4.875% due                                                                                            J.P. Morgan,
10/15/2019                                                                                            Barclays
                                                                                                      Capital, BNP
                                                                                                      PARIBAS, Citi,
                                                                                                      Morgan Stanley,

                                                                                                      RBC Capital
                                                                                                      Markets

General Mills    01/29/09     --     $   99.914  $   1,150,000,000.00   1,210,000    0.10%     0.11%  Deutsche Bank,     J.P. Morgan
Inc. 5.600%                                                                                           J.P. Morgan,
due 2/3/2019                                                                                          Morgan Stanley,
                                                                                                      Wells Fargo
                                                                                                      Securities,
                                                                                                      Citi, Banc of
                                                                                                      America
                                                                                                      Securities LLC,
                                                                                                      Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities

Verizon          01/30/09     --     $   99.937  $   3,500,000,000.00     905,000    0.02%     0.20%  Citi, Banc of       Citigroup
Wireless                                                                                              America
Capital L LC                                                                                          Securities LLC,
5.550% due                                                                                            Morgan Stanley,
2/1/2014                                                                                              Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, RBS
                                                                                                      Greenwich
                                                                                                      Capital, UBS
                                                                                                      Investment Bank,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Scotia
                                                                                                      Capital, RBC
                                                                                                      Capital Markets

Wellpoint        02/02/09     --     $99.840000  $     600,000,000.00     385,000    0.06%     0.04%  Banc of America      Merrill
Inc. 7.000%                                                                                           Securities LLC,       Lynch
due 2/15/2019                                                                                         Deutsche Bank
                                                                                                      Securities,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey, UBS

                                                                                                      Investment Bank,
                                                                                                      Credit Suisse,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                      Morgan Stanley,
                                                                                                      BB&T Capital
                                                                                                      Markets, Fifth
                                                                                                      Third
                                                                                                      Securities,
                                                                                                      Inc., Daiwa
                                                                                                      Securities
                                                                                                      America Inc.,
                                                                                                      U.S. Bancorp
                                                                                                      Investments,
                                                                                                      Inc.

Federal          02/03/09     --     $   99.921  $     600,000,000.00  29,270,000    0.41%     2.67%  Citigroup Global    Citigroup
National                                                                                              Markets Inc.,
Mortgage                                                                                              Goldman, Sachs &
Association                                                                                           Co., J.P. Morgan
2.750% due                                                                                            Securities Inc.,
2/5/2014                                                                                              Barclays Capital
                                                                                                      Inc., Deutsche
                                                                                                      Bank Securities
                                                                                                      Inc., Morgan
                                                                                                      Stanley & Co.
                                                                                                      Incorporated,
                                                                                                      UBS Securities
                                                                                                      LLC

Procter &        02/03/09     --     $   99.824  $   1,250,000,000.00   2,535,000    0.20%     0.23%  Deutsche Bank       JP Morgan
Gamble Co.                                                                                            Securities,
Note 4.700%                                                                                           Citi, Morgan
due 2/15/2019                                                                                         Stanley,
                                                                                                      Barclays
                                                                                                      Capital, ING
                                                                                                      Wholesale, PNC
                                                                                                      Capital Markets
                                                                                                      LLC, HSBC,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., RBC Capital
                                                                                                      Markets, Fifth
                                                                                                      Third
                                                                                                      Securities,
                                                                                                      Inc., J.P.
                                                                                                      Morgan, Merrill
                                                                                                      Lynch & Co., RBS

                                                                                                      Greenwich
                                                                                                      Capital, Fortis
                                                                                                      Securities LLC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, UBS
                                                                                                      Investment Bank

Novartis         02/04/09     --     $   99.897  $          2,080,000     230,000    0.10%     0.19%  J.P. Morgan,        Citigroup
Capital Corp                                                                                          Banc of America
Note 4.125%                                                                                           Securities LLC,
due 2/10/2014                                                                                         Citi, Goldman,
                                                                                                      Sachs & Co.,
                                                                                                      Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Morgan
                                                                                                      Stanley, UBS
                                                                                                      Investment Bank

Cisco Systems    02/09/09     --     $   99.774  $   2,000,000,000.00   1,525,000    0.07%     0.14%  Banc of America      Goldman
Inc. 4.950%                                                                                           Securities LLC,       Sachs
due 2/15/2019                                                                                         Goldman, Sachs &
                                                                                                      Co., Morgan
                                                                                                      Stanley, J.P.
                                                                                                      Morgan, Wachovia
                                                                                                      Securities,
                                                                                                      Citi, Barclays
                                                                                                      Capital, BNP
                                                                                                      PARIBAS, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      HSBC, ING
                                                                                                      Wholesale,
                                                                                                      Standard
                                                                                                      Chartered Bank,
                                                                                                      UBS Investment
                                                                                                      Bank

Cox              02/12/09     --     $   99.613  $      1,250,000,000     785,000    0.06%     0.07%  Barclays            JP Morgan
Communications                                                                                        Capital, J.P.
Onc. 8.375%                                                                                           Morgan, RBS
due 3/1/2039                                                                                          Greenwich
                                                                                                      Capital,
                                                                                                      Wachovia
                                                                                                      Securities,
                                                                                                      CALYON, Deutsche
                                                                                                      Bank Securities,
                                                                                                      Scotia Capital,
                                                                                                      UBS Investment
                                                                                                      Bank, Banc of
                                                                                                      America

                                                                                                      Securities LLC,
                                                                                                      Citi, Credit
                                                                                                      Suisse, Daiwa
                                                                                                      Securities
                                                                                                      America Inc.,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Morgan
                                                                                                      Stanley,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey, BNP
                                                                                                      PARIBAS, BNY
                                                                                                      Mellon Capital
                                                                                                      Markets, LLC,
                                                                                                      Comerica
                                                                                                      Securities,
                                                                                                      Commerzbank,
                                                                                                      Corporate &
                                                                                                      Markets, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.

Union Pacific    02/17/09     --     $   99.607  $     400,000,000.00   1,275,000    0.31%     0.12%  Citi, Barclays      Citigroup
Corp. Note                                                                                            Capital,
6.125% due                                                                                            Mitsubishi UFJ
2/15/2020                                                                                             Securities, U.S.
                                                                                                      Bancorp
                                                                                                      Investments,
                                                                                                      Inc. J.P.
                                                                                                      Morgan, BNP
                                                                                                      PARIBAS, Morgan
                                                                                                      Stanley, Credit
                                                                                                      Suisse, SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey, Wells
                                                                                                      Fargo Securities

Roche            02/18/09     --     $   98.428  $4,500,00,000,000.00   3,675,000    0.08%     0.33%  Banc of America      Banc of
Holdings Inc.                                                                                         Securities LLC,      America
6.000% due                                                                                            Barclays            Securities
3/1/2019                                                                                              Capital, Credit
                                                                                                      Suisse,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Santander Global
                                                                                                      Banking &
                                                                                                      Markets,
                                                                                                      UniCredit (HVB),
                                                                                                      Citi, J.P.

                                                                                                      Morgan, BNP
                                                                                                      PARIBAS,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Morgan Stanley,
                                                                                                      UBS Investment
                                                                                                      Bank

Hewlett          02/23/09     --     $   99.993  $1,500,00,000,000.00   1,390,000    0.09%     0.13%  Banc of America      Deutsche
Packard Co.                                                                                           Securities LLC,        Bank
4.750% due                                                                                            Credit Suisse,
6/2/2014                                                                                              Deutsche Bank
                                                                                                      Securities,
                                                                                                      Morgan Stanley,
                                                                                                      RBS Greenwich
                                                                                                      Capital,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, BNP
                                                                                                      PARIBAS, HSBC,
                                                                                                      Wells Fargo
                                                                                                      Securities

Chevron          02/26/09     --     $   99.969  $1,500,00,000,000.00   2,245,000    0.15%     0.21%  Barclays             Barclays
Corp. 4.950%                                                                                          Capital, Morgan      Bank PLC
due 3/3/2019                                                                                          Stanley, Citi,
                                                                                                      J.P. Morgan, RBS
                                                                                                      Greenwich
                                                                                                      Capital, Banc of
                                                                                                      America
                                                                                                      Securities LLC,
                                                                                                      CALYON, Loop
                                                                                                      Capital Markets,
                                                                                                      LLC, RBC Capital
                                                                                                      Markets, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.,
                                                                                                      Blaylock Robert
                                                                                                      Van, LLC,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,

                                                                                                      SOCIETE
                                                                                                      GENERALE, BNP
                                                                                                      Paribas, Guzman
                                                                                                      & Company,
                                                                                                      Mizuho
                                                                                                      Securities USA
                                                                                                      Inc., Standard
                                                                                                      Chartered Bank

The Coca-Cola    03/03/09     --     $   99.077  $   1,350,000,000.00   1,595,000    0.11%     0.15%  Banc of America      Banc of
Company Note                                                                                          Securities LLC,      America
4.875% due                                                                                            Citi, HSBC, BNP
3/15/2019                                                                                             PARIBAS,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., ING
                                                                                                      Wholesale,
                                                                                                      Mitsubishi UFH
                                                                                                      Securities, UBS
                                                                                                      Investment Bank

Boeing Co.       03/10/09     --     $   98.466  $     650,000,000.00     435,000    0.06%     0.10%  J.P. Morgan, Banc       UBS
6.000% due                                                                                            of America          Securities
3/15/2019                                                                                             Securities LLC,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., BNP
                                                                                                      PARIBAS, Citi,
                                                                                                      Morgan Stanley,
                                                                                                      UBS Investment
                                                                                                      Bank, Credit
                                                                                                      Suisse, RBS
                                                                                                      Greenwich Capital

Progress         03/16/09     --     $   99.591  $     585,000,000.00     615,000    0.13%     0.06%  Wachovia             Wachovia
Energy                                                                                                Securities, Banc    Securities
Inc., Note                                                                                            of America
7.050% due                                                                                            Securities LLC,
3/15/2019                                                                                             Citi, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                      RBS Greenwich
                                                                                                      Capital,
                                                                                                      Barclays Capital

Pfizer Inc.      03/17/09     --     $   99.899  $   3,250,000,000.00   3,670,000    0.11%     0.36%  Banc of America      Goldman
6.200% due                                                                                            Securities LLC,       Sachs
3/15/2019                                                                                             Barclays
                                                                                                      Capital,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., J.P.
                                                                                                      Morgan, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      RBS Greenwich
                                                                                                      Capital, HSBC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, UBS
                                                                                                      Investment Bank,
                                                                                                      Santander
                                                                                                      Investment,
                                                                                                      Banca IMI, Daiwa
                                                                                                      Securities
                                                                                                      America Inc.,
                                                                                                      Mediobanca -
                                                                                                      S.p.A., Loop
                                                                                                      Capital Markets,
                                                                                                      LLC, SOCIETE
                                                                                                      GERNERALE,
                                                                                                      Scotia Capital,
                                                                                                      Ramirez & Co.,
                                                                                                      Inc. RBC Capital
                                                                                                      Markets, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P. ,
                                                                                                      Mizuho

                                                                                                      Securities USA
                                                                                                      Inc.

Time Warner      03/23/09     --     $   99.348  $   2,000,000,000.00     965,000    0.04%     0.09%  Banc of America     Citigroup
Cable Inc.                                                                                            Securities LLC,
8.250% due                                                                                            UBS Investment
4/1/2019                                                                                              Bank, Barclays
                                                                                                      Capital, Daiwa
                                                                                                      Securities
                                                                                                      America Inc.,
                                                                                                      HSBC, Mizuho
                                                                                                      Securities USA
                                                                                                      Inc., Citi, BNP
                                                                                                      PARIBAS, Fortis
                                                                                                      Securities LLC,
                                                                                                      J.P. Morgan,
                                                                                                      Morgan Stanley,
                                                                                                      Scotia Capital,
                                                                                                      Beutsche Bank
                                                                                                      Securities,
                                                                                                      Wachovia
                                                                                                      Securities,
                                                                                                      CALYON, Goldman,
                                                                                                      Sachs & Co.,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      RBS Greenwich
                                                                                                      Capital,
                                                                                                      Blaylock Robert
                                                                                                      Van, LLC,
                                                                                                      Cabrera Capital
                                                                                                      Markets, LLC,
                                                                                                      The Williams
                                                                                                      Capital Group,
                                                                                                      L.P.

Verizon          03/24/09     --     $   98.518  $          1,025,000     520,000    0.05%     0.22%  Banc of America      Bank of
Communications                                                                                        securities LLC,      America
Inc. 6.350%                                                                                           Citi, Barclays
due 4/1/2019                                                                                          Capital, Morgan
                                                                                                      Stanley,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., RBS
                                                                                                      Greenwich
                                                                                                      Capital, Credit
                                                                                                      Suisse, UBS
                                                                                                      Investment Bank,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, J.P.
                                                                                                      Morgan, RBC
                                                                                                      Capital Markets,
                                                                                                      Wachovia
                                                                                                      Securities